UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2025

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed in Tenable Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 5, 2024, the Company’s Board of Directors (the “Board”) previously appointed Stephen A. Vintz, the Company’s Chief Financial Officer, and Mark Thurmond, the Company’s Chief Operating Officer, to serve as Co-Chief Executive Officers on an interim basis. On April 16, 2025, the Company announced that the Board unanimously appointed Mr. Vintz and Mr. Thurmond as co-Chief Executive Officers on a permanent basis. Mr. Vintz will continue to serve as the Company’s Chief Financial Officer while the Company conducts a search for a new Chief Financial Officer.
Biographical and other information about each of Mr. Vintz and Mr. Thurmond is included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2025.
There are no family relationships between either Mr. Vintz or Mr. Thurmond and any of the Company’s directors or other executive officers. Neither Mr. Vintz nor Mr. Thurmond has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than as previously reported in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 3, 2025.
Item 7.01    Regulation FD Disclosure
On April 16, 2025, the Company issued a press release announcing that its Board has unanimously appointed Stephen A. Vintz and Mark Thurmond as Co-Chief Executive Officers on a permanent basis. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release, dated April 16, 2025
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on April 16, 2025, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	April 16, 2025	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary